TRADE AND OTHER PAYABLES (CURRENT)	12 Months Ended
Jun. 30, 2018
TRADE AND OTHER PAYABLES (CURRENT)
TRADE AND OTHER PAYABLES (CURRENT)

Consolidated
2018	2017
$	$

16.TRADE AND OTHER PAYABLES (CURRENT)

Trade payables	535,923	398,291
Other payables	222,503	195,584
Accrued expenses	186,704	304,228

Total current trade and other payables	945,130	898,103

Note: Trade payables for the Group include amounts due in US dollars of USD 116,063 (2017: USD 137,154) and Swiss francs of CHF 0 (2017: CHF 380).

Refer Note 28 for details of management of interest rate, foreign exchange and liquidity risks applicable to trade and other payables for which, due to their short-term nature, their carrying value approximates their fair value.